UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

Watts Water Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11499	04-2916536
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
815 Chestnut Street, North Andover, MA	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 688-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”) was held on Wednesday, May 11, 2011.

The results of the voting on the proposals considered at the 2011 Annual Meeting were as follows:

1. Election of Directors

Each of the following seven persons was elected as a Director of the Company for a term expiring at the Company's 2012 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes

Robert L. Ayers	93,573,917	163,050	2,182,989
Kennett F. Burnes	93,567,711	169,256	2,182,989
Richard J. Cathcart	93,453,688	283,279	2,182,989
David J. Coghlan	93,578,911	158,056	2,182,989
Ralph E. Jackson, Jr.	93,446,542	290,425	2,182,989
John K. McGillicuddy	93,570,030	166,937	2,182,989
Merilee Raines	93,581,033	155,934	2,182,989

2. Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

Number of votes cast for the proposal:	95,632,339
Number of votes cast against the proposal:	268,764
Number of abstentions:	18,853

3. Advisory Vote on Executive Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion were as follows:

Number of votes cast for the proposal:	90,332,656
Number of votes cast against the proposal:	680,504
Number of abstentions:	2,723,807
Broker non-votes:	2,182,989

4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The results of the non-binding advisory vote on the frequency of future executive compensation advisory votes were as follows:

One Year:	14,715,041
Two Years:	112,524
Three Years:	76,193,461
Abstain:	2,715,941
Broker non-votes:	2,182,989

Item 8.01. Other Events.

On May 11, 2011, the Board of Directors of the Company appointed Kennett F. Burnes as the new Chairman of the Nominating and Corporate Governance Committee, replacing Kenneth J. McAvoy who retired from the Board of Directors at the 2011 Annual Meeting.

On May 11, 2011, Robert L. Ayers stepped down as a member of the Audit Committee and was appointed by the Board of Directors of the Company as a member of the Compensation Committee.

Pursuant to Section 17 of Article II of the Company’s By-Laws, the Board of Directors re-appointed Timothy P. Horne as a Director Emeritus of the Company for a one-year term effective May 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2011	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel